UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009
Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-27836	65-0643773

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100
(Address of principal executive offices) (Zip Code)
(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: +972-4-988-9488
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 7.01. Regulation FD Disclosure
On February 13, 2009, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that Dr. Einat Brill Almon, the Company’s Senior Vice President of Product Development, will be presenting at the WORLD Symposium 2009, co-organized by Lysosomal Disease Network and the National Institutes of Health. The symposium will take place February 18 through 20, 2009 at the Westin Gaslamp Quarter in San Diego, California. Dr. Almon’s presentation, entitled “Novel Enzyme Replacement Therapy for Gaucher Disease: On Going Phase III Clinical Trial with Recombinant Human Glucocerebrosidase Expressed in Plant Cells,” will be delivered on Friday, February 20, 2009 at 9:10 AM PT.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release dated February 13, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: February 13, 2009	By:	/s/ David Aviezer
	Name:	David Aviezer, Ph.D.
	Title:	President and
Chief Executive Officer

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